EXECUTION

SUB-SERVICING ACKNOWLEDGEMENT AGREEMENT

THIS SUB-SERVICING ACKNOWLEDGEMENT AGREEMENT, dated as of March 1, 2002 (the “Agreement”), is between THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation (“TMHL”) as servicer (“the Servicer”) and CENLAR FSB, a federal savings bank (“Cenlar”), as sub-servicer (the “Sub-Servicer”):

W I T N E S S E T H:

WHEREAS, Cenlar is sub-servicing certain residential mortgage loans (the “Mortgage Loans”) for the Servicer under that certain Subservicing Agreement, dated as of February 22, 2000 (the “Subservicing Agreement”), between Thornburg Mortgage, Inc. (“TMI”) and Cenlar;

WHEREAS, the Subservicing Agreement was amended by that certain Amendment to Subservicing Agreement, dated as of October 31, 2000 (the “Amendment”), among TMI, Cenlar and TMHL;

WHEREAS, the Subservicing Agreement and the Amendment thereto shall hereinafter collectively be referred to as the “Superseded Sub-Servicing Agreement;”

WHEREAS, TMI no longer owns an interest in the Mortgage Loans, including the servicing rights in connection therewith, all such ownership now being vested in TMHL;

WHEREAS, TMHL has entered into that certain Servicing Agreement for the servicing of the Mortgage Loans dated as of March 1, 2002 (the “Servicing Agreement”) by and among Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”), the Servicer and TMHL, as the seller (the “Seller”), which Servicing Agreement is attached as Exhibit A hereto;

WHEREAS, TMHL from time to time may convey certain of the Mortgage Loans, on a servicing-retained basis, to one or more Trusts, as defined in the Servicing Agreement, under one or more Trust Agreements, as defined in the Servicing Agreement, in connection with a Pass-Through Transfer, as defined in the Servicing Agreement;

WHEREAS, upon the Effective Date, as defined in the Servicing Agreement, of any such Pass-Through Transfer, the Mortgage Loans to which the Pass-Through Transfer relates shall become Securitized Loans, as defined in the Servicing Agreement;

WHEREAS, Section 7.04 of the Servicing Agreement permits the Servicer to enter into sub-servicing agreements on the terms and conditions stated therein;

WHEREAS, each of the Seller, the Sub-Servicer and the Servicer desires that the Sub-Servicer sub-service the Securitized Loans for the benefit of the Servicer, but pursuant to the terms and conditions of the Servicing Agreement and this Agreement, rather than the terms and conditions of the Superseded Sub-Servicing Agreement, which is hereby superseded in its entirety;

NOW THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Sub-Servicer’s Agreement to Sub-Service. The Sub-Servicer hereby agrees to sub-service the Securitized Loans pursuant to the terms and conditions of the Servicing Agreement and this Agreement for the benefit of the Servicer.

2.  Sub-Servicer and Servicer Obligations. The parties agree that, with respect to the Securitized Loans, all obligations to, agreements with and rights of the Servicer in the Servicing Agreement, other than those set forth in Section 7.04, shall mean obligations to, agreements with and rights of the Sub-Servicer, and all obligations to, agreements with and rights of the Master Servicer in the Servicing Agreement shall mean obligations to, agreements with and rights of the Servicer.

3.  Servicer’s Liability. The Servicer acknowledges that, paragraph 2 above notwithstanding, the Servicer remains obligated and primarily liable to the Trustee, the Master Servicer and the Certificateholders for the servicing and administration of the Securitized Loans in accordance with Section 7.04 of the Servicing Agreement.

4.  Successor to Servicer. If the Servicer is terminated or resigns under the terms of the Servicing Agreement, a successor servicer shall be entitled to terminate this Agreement without the payment of any fees or expenses, provided, however, that this shall not limit the recourse of the Sub-Servicer against the Servicer for the payment of any termination fees or expenses under any sub-servicing agreement.

5.  Capitalized Terms. Capitalized terms used and not defined in this Agreement shall have the meanings assigned to such terms in the Servicing Agreement, and if not defined therein, with respect to Securitized Loans, in the related Trust Agreement.

6.  Place of Delivery and Governing Law. This Agreement shall be deemed in effect when a fully executed counterpart hereof is received by each party hereto and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

7.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

8.  Effectiveness. This Agreement shall become effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS, INC.

By:  /s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Vice President

CENLAR FSB

By:  /s/ David J. Miller
Name: David J. Miller
Title: Senior Vice President

EXHIBIT A

SERVICING AGREEMENT

[Attached]

AMENDMENT TO SERVICING AGREEMENT

THIS AMENDMENT to the Servicing Agreement dated as of March 1, 2002, between WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, THORNBURG MORTGAGE HOME LOANS, INC. (“TMHL”), as Seller and as Servicer (the “Servicing Agreement”) is made as of the 1st day of December, 2002, by and between the MASTER SERVICER, the SERVICER and the SELLER (the “Amendment”).

WITNESSETH:

WHEREAS, TMHL and the Master Servicer are parties to the Servicing Agreement wherein the Servicer has agreed to service Securitized Loans pursuant to the terms of the Servicing Agreement;

WHEREAS, the Master Servicer has requested that certain additional servicing certifications be provided to the Master Servicer and that certain time periods for the provision of reports be modified, and the Servicer has agreed to such modifications; and

WHEREAS, the Master Servicer and TMHL desire to amend the Servicing Agreement to reflect those requirements;

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Servicing Agreement.

2. Article I entitled “Definitions” is amended as follows:

a. The definition of “Agreement” is modified to read as follows:

“This Servicing Agreement, as amended by that certain Amendment to Servicing Agreement dated as of December 1, 2002, and all other amendments hereof and supplements hereto.”

b. The definition of “Sub-Servicing Acknowledgment Agreement” is modified to read as follows:

“That certain Sub-Servicing Acknowledgment Agreement, dated as of March 1, 2002, by and between the Servicer and the Sub-Servicer, as amended by that certain Amendment to Sub-Servicing Acknowledgment Agreement, dated as of December 1, 2002 by and between the Servicer and the Sub-Servicer.”

3. Section 5.02 entitled “Annual Audit Report” is amended by:

a. deleting the phrase “Not more than ninety (90) days after the end of the Servicer’s fiscal year” in the first sentence; and after the phrase “own expense” add the following: “use its best efforts by March 20 of each year, but in no event later than March 30 of each year,”; and

b. deleting the phrase “commencing with the fiscal year ending December 31, 2002” in the first sentence. Therefore, Section 5.02 now reads in its entirety as follows:

The Servicer shall, at its own expense, use its best efforts by March 20 of each year, but in no event later than March 30 of each year, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

4. Section 5.03 entitled “Annual Officer’s Certificate” is amended by:

a. deleting the phrase “Not more than ninety (90) days after the end of the Servicer’s fiscal year” in the first sentence; and prior to the phrase “deliver to the Seller” add the following: “using its best efforts by March 20 of each year, but in no event later than March 30 of each year”; and

b. deleting the phrase “commencing with the fiscal year ending December 31, 2002” in the first sentence.

Therefore, Section 5.03 now reads in its entirety as follows:

The Servicer, at its own expense, will, using its best efforts by March 20 of each year, but in no event later than March 30 of each year, deliver to the Seller and the Master Servicer a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

5. The following is added as Section 5.04:

Section 5.04. SERVICER’S CERTIFICATION.

a.  An officer of the Servicer shall, using its best efforts by March 20 of each year, but no later than March 30 of each year, (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, execute and deliver an Officer’s Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors and affiliates, certifying as to the following matters:

(i)  Based on my knowledge, the information in the annual statement of compliance furnished pursuant to Section 5.03, the annual independent public accountant’s servicing report furnished pursuant to Section 5.02 and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii) The servicing information required to be provided to the Master Servicer by the Servicer under this Servicing Agreement has been provided to the Master Servicer;

(iii) I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by the Servicing Agreement, and except as disclosed in the annual statement of compliance, the annual independent public accountant’s servicing report and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans submitted to the Master Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under the Servicing Agreement; and

(iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

b. The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.04 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 5.04 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

6. Section 8.01 entitled “Termination for Cause” is amended by:

a. deleting the word “or” at the end of subsection (vii);

b. deleting the “.” at the end of subsection (viii) and replacing it with the phrase “; or”;

c. inserting the following after subsection (viii):

(ix) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 5.02, 5.03 or 5.04 which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Securitized Loans pursuant to a securitization of such Securitized Loans.

7.  The Sub-Servicer’s performance in accordance with the Sub-Servicing Acknowledgment Agreement shall satisfy the Servicer’s obligations under the Servicing Agreement, as amended hereby.

8. Except as amended herein, the terms and conditions and obligations of the Agreement shall remain in full force and effect.

9. This Amendment may be executed in any counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

10. This Amendment becomes effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

THORNBURG MORTGAGE HOME
LOANS, INC., as Seller

By: /s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Vice President

THORNBURG MORTGAGE HOME
LOANS, INC., as Servicer

By: /s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Vice President

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, as
Master Servicer

By: /s/ Peter J. Masterman
Name: Peter J. Masterman
Title: Vice President

SECOND AMENDMENT TO
SERVICING AGREEMENT

This Second Amendment (“Amendment”) to the Servicing Agreement, dated as of March 1, 2002, by and between Wells Fargo Bank, N.A., as Master Servicer and Thornburg Mortgage Home Loans, Inc., as Seller and Servicer (“TMHL”), as amended by that certain Amendment to Servicing Agreement dated as of December 1, 2002 (the “Servicing Agreement”), is made as of the 1st day of January, 2006, by and between the Master Servicer and TMHL.

W I T N E S S E T H:

WHEREAS, TMHL and the Master Servicer are parties to the Servicing Agreement wherein TMHL has agreed to service Securitized Loans pursuant to the terms of the Servicing Agreement, as amended;

WHEREAS, the Master Servicer has requested that certain additional servicing certifications, reports and attestations be provided to the Master Servicer and TMHL have agreed to such requirements;

WHEREAS, the Master Servicer, TMHL and Cenlar FSB (“Cenlar”) have entered into a Second Amendment to Subservicing Acknowledgement Agreement wherein Cenlar has agreed to comply with those additional requirements on behalf of TMHL;

WHEREAS, the Master Servicer and TMHL desire to amend the Servicing Agreement to address certain requirements not covered by the Subservicing Acknowledgement Agreement.

NOW, THEREFORE, for and in consideration of good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and of the mutual agreements herein contained, the parties hereto agree as follows:

1. Capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Servicing Agreement.

2. Article I entitled “Definitions” is amended to add the following definitions thereto in their proper alphabetical order:

Commission: The United States Securities and Exchange Commission.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Master Servicer: Wells Fargo Bank, N.A., its successor in interest, or such other Master Servicer that may be designated by TMHL, in writing from time to time.

Reconstitution: Any Securitization Transaction, Agency Transfer, Pass-Through Transfer or Whole Loan Transfer.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Servicer Information: As defined in Section 5(a)(i)(A).

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans as determined by and under the direction or authority of TMHL or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of TMHL or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by TMHL that are identified in Item 1122(d) of Regulation AB. Subservicer shall include Cenlar.

3. Notwithstanding anything in this Amendment to the contrary, TMHL shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of TMHL as servicer unless TMHL complies with the provisions of this Amendment. TMHL shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of TMHL as servicer under this Amendment or any Reconstitution Agreement unless TMHL complies with the provisions of this Amendment.

(i) It shall not be necessary for TMHL to seek the consent of Master Servicer or any Depositor to the utilization of any Subservicer. TMHL shall cause any Subservicer used by TMHL (or by any Subservicer) to comply with the provisions of this Amendment to the same extent as if such Subservicer were TMHL. TMHL shall be responsible for obtaining from each Subservicer and delivering to Master Servicer and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6 and any back-up certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6 as and when required to be delivered.

(ii) It shall not be necessary for TMHL to seek the consent of Master Servicer or any Depositor to the utilization of any Subcontractor. TMHL shall promptly upon request provide to any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description of (i) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (i) of this paragraph.

As a condition to the utilization of any Subcontractor determined by TMHL to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, TMHL shall cause any such Subcontractor used by TMHL (or by any Subservicer) for the benefit of the Master Servicer and any Depositor to comply with the provisions of this Amendment to the same extent as if such Subcontractor were TMHL. TMHL shall be responsible for obtaining from each Subcontractor and delivering to any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Section 6, in each case as and when required to be delivered.

4. Additional Representations and Warranties of TMHL.

(a) In connection with any Securitization Transaction where TMHL is an originator of the related Mortgage Loans, TMHL shall be deemed to represent to Master Servicer and to any Depositor, as of the date on which information is first provided to any Master Servicer or any Depositor that, except as disclosed in writing to such Master Servicer or such Depositor prior to such date: (i) TMHL is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of TMHL; (ii) TMHL has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving TMHL as servicer has been disclosed or reported by TMHL; (iv) no material changes to TMHL’s policies or procedures with respect to the servicing function it will perform as indicated on Exhibit 2 to this Amendment for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of TMHL’s financial condition that could have a material adverse effect on the performance by TMHL of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against TMHL or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to TMHL or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b) In connection with any Securitization Transaction and for the purpose of satisfying reporting obligations under the Exchange Act with respect to any class of asset-backed securities, TMHL shall (or shall cause each Subservicer to) (i) as promptly as practicable notify the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against TMHL or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between TMHL or any Subservicer with respect to such Securitization Transaction, (C) any Event of Default under the terms of the Servicing Agreement or this Amendment, (D) any merger, consolidation or sale of substantially all of the assets of TMHL and (E) TMHL’s entry into an agreement with a Subservicer (which Subservicer is determined by TMHL to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB) to perform or assist in the performance of any of TMHL’s obligations under the Servicing Agreement or this Amendment and (ii) provide to the Master Servicer and any Depositor a description of such proceedings, affiliations or relationships.

(c) As a condition to the succession to TMHL or any Subservicer as servicer or subservicer under the Servicing Agreement by any Person (i) into which TMHL or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to TMHL or any Subservicer, TMHL shall provide to any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Master Servicer and any Depositor of such succession or appointment and (y) all information (in form and substance which is compliant with Regulation AB and subject to the good faith negotiations of the parties hereto) reasonably requested by Master Servicer or any Depositor and agreed to by TMHL in order to comply with the reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(d) In addition to such information as TMHL, as servicer, is obligated to provide pursuant to other provisions of this Amendment, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by TMHL or any Subservicer, TMHL or such Subservicer, as applicable, shall, to the extent TMHL or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provision of Regulation AB reference below):

(i) any material modifications, extensions or waivers of the terms, fees, penalties or payments of Mortgage Loans serviced pursuant to a Securitization Transaction during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii) material breaches of representations or warranties or transaction covenants relating to Mortgage Loans serviced pursuant to a Securitization Transaction (Item 1121(a)(12) of Regulation AB); and

(iii) information regarding new asset-backed securities issuances backed by the same Mortgage Loans serviced pursuant to a Securitization Transaction, any changes to Mortgage Loans serviced pursuant to a Securitization Transaction (such as additions, substitutions or repurchases) and any material changes in origination, underwriting or other criteria for acquisition or selection of Mortgage Loans serviced pursuant to a Securitization Transaction (Item 1121(a)(14) of Regulation AB).

(e) TMHL shall provide to the Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement and evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy. TMHL shall also provide to the Master Servicer and any Depositor, financial information and reports, and such other information related to TMHL or any Subservicer or TMHL’s or Subservicer’s performance hereunder and which information is available to TMHL and necessary for compliance with Regulation AB.]

5. Indemnification; Remedies.

(a) TMHL shall indemnify the Master Servicer and any Depositor and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain solely and directly arising out of or based upon:

(i) (A) any untrue statement of a material fact contained in any information, report, certification, accountants’ letter or other material provided in written or electronic form under this Amendment, by or on behalf of TMHL, or provided under any of Sections of this Amendment, as applicable, by or on behalf of any Subservicer or Subcontractor (collectively, the “Servicer Information”), or (B) the omission to state in Servicer Information a material fact required to be stated in Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether Servicer Information or any portion thereof is presented together with or separately from such other information;

(ii) any breach by TMHL of its obligations under this Amendment, including particularly any failure by TMHL, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Amendment, as applicable, including any failure by TMHL to identify pursuant to Section 3 any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB; or

(iii) any breach by TMHL of a representation or warranty set forth in Section 4(a) or in a writing furnished pursuant to Section 4(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by TMHL of a representation or warranty in a writing furnished pursuant to Section 4(b) to the extent made as of a date subsequent to such closing date; or

(iv) the gross negligence of TMHL in connection with its performance under this Amendment.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an indemnified party, then TMHL agrees that it shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and TMHL on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section, TMHL shall promptly reimburse the Master Servicer, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by TMHL, any Subservicer or any Subcontractor.

This indemnification shall survive the termination of this Amendment or the termination of any party to this Amendment.

(b) (i) Any failure by TMHL, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Amendment, as applicable, or any breach by TMHL of a representation or warranty set forth in Section 4(a) or in a writing furnished pursuant to Section 4(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by TMHL of a representation or warranty in a writing furnished pursuant to Section 4(b) to the extent made as of a date subsequent to such closing date, which failure or breach continues unremedied for a period of ten (10) calendar days after the date on which written notice of such failure, requiring the same to have been remedied, shall have been given to TMHL by the Master Servicer or Depositor, shall constitute an Event of Default with respect to TMHL under this Amendment, and shall entitle the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of TMHL as servicer under this Amendment pursuant to this Amendment; provided that to the extent that any provision of this Amendment expressly provides for the survival of certain rights or obligations following termination of TMHL as servicer, such provision shall be given effect.

(ii) Any failure by TMHL, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 6, including (except as provided below) any failure by TMHL to identify pursuant to Section 3 any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which failure continues unremedied for a period of ten (10) calendar days after the date on which written notice of such failure, requiring the same to have been remedied, shall have been given to TMHL by the Master Servicer or Depositor, shall constitute an Event of Default with respect to TMHL under this Amendment, and shall entitle the Purchaser, Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of TMHL as servicer pursuant to the terms of this Amendment; provided that to the extent that any provision of this Amendment expressly provides for the survival of certain rights or obligations following termination of TMHL as servicer, such provision shall be given effect.

Neither the Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of TMHL pursuant to this subparagraph (b)(ii) if a failure of TMHL to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

6. Annual Statement as to Compliance.

(i) On or before March 1 of each calendar year, commencing in 2007, TMHL shall deliver to the Master Servicer and any Depositor a statement of compliance addressed to such Master Servicer and such Depositor and signed by an authorized officer of TMHL, to the effect that (i) a review of TMHL’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Amendment during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, TMHL has fulfilled all of its obligations under this Amendment in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(ii) On or before March 1 of each calendar year, commencing in 2007, TMHL shall:

(A) deliver to the Master Servicer and any Depositor a report regarding TMHL’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to such Master Servicer and such Depositor and signed by an authorized officer of TMHL, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 2 hereto delivered to the Master Servicer concurrently with the execution of this Amendment;

(B) deliver to the Master Servicer and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by TMHL and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(C) cause each Subservicer, and each Subcontractor determined by TMHL pursuant to Section 2.01(b)(ii) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (ii) and (iii) of this Section; and

(D) deliver (and cause each Subservicer and Subcontractor described in clause (C) above to deliver) to the Depositor, the Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a back-up certification signed by the appropriate officer of TMHL, in the form attached hereto as Exhibit 1.

TMHL acknowledges that the parties identified in clause (ii)(D) above may rely on the certification provided by TMHL pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Master Servicer or Depositor will not request delivery of a certification under clause (ii)(D) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

(iii) Each assessment of compliance provided by a Subservicer pursuant to this Section 6 shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 2 hereto delivered to the Master Servicer concurrently with the execution of this Amendment or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to this Section 6 need not address any elements of the Servicing Criteria other than those specified by TMHL pursuant to Section 3.

7. (iv) It is acknowledged and agreed that each Master Servicer and the Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of this Section 6, and shall be entitled independently to enforce the provisions of this Section 6 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

8. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

10. Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Servicing Agreement shall remain in full force and effect. All references to the Servicing Agreement in any other document or instrument shall be deemed to mean such Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Servicing Agreement were set forth herein.

11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

WELLS FARGO BANK, N.A.,
(Master Servicer)

By:  /s/ Amy Doyle
Name: Amy Doyle
Title: Vice President

THORNBURG MORTGAGE HOME LOANS, INC.
(Servicer)

By:  /s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Senior Vice President

EXHIBIT 1

FORM OF ANNUAL CERTIFICATION

Re:	The Servicing Agreement, dated as of March 1, 2002, as amended (the “Agreement”), between Thornburg Mortgage Home Loans, Inc., as servicer, and Wells Fargo Bank, N.A., as master servicer.

TMHL certifies to the Depositor and the Master Servicer, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) TMHL has reviewed Servicer compliance statement provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by TMHL during 200[ ] that were delivered by TMHL to the Depositor and Master Servicer pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2) Based on TMHL’s knowledge, TMHL Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by Servicer Servicing Information;

(3) Based on TMHL’s knowledge, all of TMHL Servicing Information required to be provided by TMHL under the Agreement has been provided to the Depositor and Master Servicer;

(4) Based upon TMHL’s knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, TMHL has fulfilled its obligations under the Agreement in all material respects; and

1-1

(5) The Compliance Statement required to be delivered by TMHL pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by TMHL and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Depositor and Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: ________________________

By:___________________________
Name:
Title:

1-2

EXHIBIT 2

SERVICING CRITERIA
[need to check boxes Thornburg is responsible for on a separate form]

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

2-1

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by TMHL.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to TMHL’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

2-2

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to TMHL’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)	TMHL’s records regarding the mortgage loans agree with TMHL’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

2-3

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by TMHL at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from TMHL’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by TMHL, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF COMPANY]
[NAME OF SUBSERVICER]

Date:________________________
By:__________________________
Name:________________________
Title:_________________________

2-4

EXECUTION

SUB-SERVICING ACKNOWLEDGEMENT AGREEMENT

THIS SUB-SERVICING ACKNOWLEDGEMENT AGREEMENT, dated as of March 1, 2002 (the “Agreement”), is between THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation (“TMHL”) as servicer (“the Servicer”) and CENLAR FSB, a federal savings bank (“Cenlar”), as sub-servicer (the “Sub-Servicer”):

W I T N E S S E T H:

WHEREAS, Cenlar is sub-servicing certain residential mortgage loans (the “Mortgage Loans”) for the Servicer under that certain Subservicing Agreement, dated as of February 22, 2000 (the “Subservicing Agreement”), between Thornburg Mortgage, Inc. (“TMI”) and Cenlar;

WHEREAS, the Subservicing Agreement was amended by that certain Amendment to Subservicing Agreement, dated as of October 31, 2000 (the “Amendment”), among TMI, Cenlar and TMHL;

WHEREAS, the Subservicing Agreement and the Amendment thereto shall hereinafter collectively be referred to as the “Superseded Sub-Servicing Agreement;”

WHEREAS, TMI no longer owns an interest in the Mortgage Loans, including the servicing rights in connection therewith, all such ownership now being vested in TMHL;

WHEREAS, TMHL has entered into that certain Servicing Agreement for the servicing of the Mortgage Loans dated as of March 1, 2002 (the “Servicing Agreement”) by and among Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”), the Servicer and TMHL, as the seller (the “Seller”), which Servicing Agreement is attached as Exhibit A hereto;

WHEREAS, TMHL from time to time may convey certain of the Mortgage Loans, on a servicing-retained basis, to one or more Trusts, as defined in the Servicing Agreement, under one or more Trust Agreements, as defined in the Servicing Agreement, in connection with a Pass-Through Transfer, as defined in the Servicing Agreement;

WHEREAS, upon the Effective Date, as defined in the Servicing Agreement, of any such Pass-Through Transfer, the Mortgage Loans to which the Pass-Through Transfer relates shall become Securitized Loans, as defined in the Servicing Agreement;

WHEREAS, Section 7.04 of the Servicing Agreement permits the Servicer to enter into sub-servicing agreements on the terms and conditions stated therein;

WHEREAS, each of the Seller, the Sub-Servicer and the Servicer desires that the Sub-Servicer sub-service the Securitized Loans for the benefit of the Servicer, but pursuant to the terms and conditions of the Servicing Agreement and this Agreement, rather than the terms and conditions of the Superseded Sub-Servicing Agreement, which is hereby superseded in its entirety;

NOW THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Sub-Servicer’s Agreement to Sub-Service. The Sub-Servicer hereby agrees to sub-service the Securitized Loans pursuant to the terms and conditions of the Servicing Agreement and this Agreement for the benefit of the Servicer.

2. Sub-Servicer and Servicer Obligations. The parties agree that, with respect to the Securitized Loans, all obligations to, agreements with and rights of the Servicer in the Servicing Agreement, other than those set forth in Section 7.04, shall mean obligations to, agreements with and rights of the Sub-Servicer, and all obligations to, agreements with and rights of the Master Servicer in the Servicing Agreement shall mean obligations to, agreements with and rights of the Servicer.

3. Servicer’s Liability. The Servicer acknowledges that, paragraph 2 above notwithstanding, the Servicer remains obligated and primarily liable to the Trustee, the Master Servicer and the Certificateholders for the servicing and administration of the Securitized Loans in accordance with Section 7.04 of the Servicing Agreement.

4. Successor to Servicer. If the Servicer is terminated or resigns under the terms of the Servicing Agreement, a successor servicer shall be entitled to terminate this Agreement without the payment of any fees or expenses, provided, however, that this shall not limit the recourse of the Sub-Servicer against the Servicer for the payment of any termination fees or expenses under any sub-servicing agreement.

5. Capitalized Terms. Capitalized terms used and not defined in this Agreement shall have the meanings assigned to such terms in the Servicing Agreement, and if not defined therein, with respect to Securitized Loans, in the related Trust Agreement.

6. Place of Delivery and Governing Law. This Agreement shall be deemed in effect when a fully executed counterpart hereof is received by each party hereto and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

8. Effectiveness. This Agreement shall become effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS, INC.

By:  /s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Vice President

CENLAR FSB

By:  /s/ David J. Miller
Name: David J. Miller
Title: Senior Vice President

EXHIBIT A

SERVICING AGREEMENT

[Attached]

AMENDMENT TO SUB-SERVICING
ACKNOWLEDGMENT AGREEMENT

This AMENDMENT to the Sub-servicing Acknowledgment Agreement dated as of March 1, 2002, between THORNBURG MORTGAGE HOME LOANS, INC. (“TMHL”) (the “Servicer”) and CENLAR FSB, a federal savings bank (“Cenlar (the “Acknowledgment Agreement”) is made as of the 1st day of December, 2002 by and between CENLAR, the SERVICER (the “Amendment”) “) and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer (“Master Servicer”).

WITNESSETH:

WHEREAS, Cenlar and the Servicer are parties to the Acknowledgment Agreement, wherein Cenlar has agreed to sub-service certain Securitized Loans for the benefit of the Servicer pursuant to the terms of the Acknowledgment Agreement and that certain Servicing Agreement, as hereinafter defined;

WHEREAS, simultaneously herewith, an Amendment to the Servicing Agreement is being entered into by the parties to the Servicing Agreement to delete certain servicing requirements;

WHEREAS, the Servicer and Cenlar desire to amend the Acknowledgment Agreement to incorporate the Amendment to the Servicing Agreement into the Acknowledgment Agreement; and

WHEREAS, Cenlar, the Servicer and the Master Servicer have agreed that Cenlar will provide certain reports and certifications with respect to the Securitized Loans directly to the Master Servicer.

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Acknowledgement Agreement.

2. The fifth recital is deleted and replaced with the following:

WHEREAS, TMHL has entered into that certain Servicing Agreement for the servicing of Mortgage Loans dated as of March 1, 2002, as amended by that certain Amendment to Servicing Agreement dated as of December 1, 2002 (the “Servicing Agreement”), each by and among Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”), the Servicer and TMHL, as the seller (the “Seller”), which Servicing Agreement is attached hereto as Exhibit A.

3. Cenlar shall, at its own expense, use its best efforts by March 20 of each year, but in no event later than March 30 of each year, cause a firm of independent public accountants (who may also render other services to Cenlar), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Servicer and the Master Servicer (i) year-end audited (if available) financial statements of Cenlar and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of Cenlar’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Cenlar’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

4. Cenlar will, at its own expense, use its best efforts by March 20 of each year, but in no event later than March 30 of each year, deliver to the Seller, the Servicer and the Master Servicer an Officer’s Certificate stating, as to each signer thereof, that (i) a review of the activities of Cenlar during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, Cenlar has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by Cenlar to remedy such default.

5. a. An officer of Cenlar shall, using its best efforts by March 20 of each year, but no later than March 30 of each year, (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of Cenlar shall execute and deliver an Officer’s Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors and affiliates, certifying as to the following matters:

(i) Based on my knowledge, the information in the annual statement of compliance furnished pursuant to Section 4, the annual independent public accountant’s servicing report furnished pursuant to Section 3 and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans submitted to the Servicer and the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii) The servicing information required to be provided to the Master Servicer and the Servicer by Cenlar under the Servicing Agreement and Sub-Servicing Acknowledgment Agreement has been provided to the Servicer and the Master Servicer;

(iii)  I am responsible for reviewing the activities performed by Cenlar under the Servicing Agreement and Sub-Servicing Acknowledgment Agreement and based upon the review required by the Servicing Agreement and Sub-Servicing Acknowledgment Agreement, and except as disclosed in the annual statement of compliance, the annual independent public accountant’s servicing report and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans submitted to the Master Servicer and the Servicer, Cenlar has, as of the date of this certification fulfilled its obligations under the Servicing Agreement and the Sub-Servicing Acknowledgment Agreement; and

(iv) I have disclosed to the Master Servicer and the Servicer all significant deficiencies relating to Cenlar’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

b. Cenlar shall indemnify and hold harmless the Master Servicer and the Servicer and their officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by Cenlar or any of its officers, directors, agents or affiliates of its obligations under this Section 5 or the negligence, bad faith or willful misconduct of Cenlar in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer or Servicer, then Cenlar agrees that it shall contribute to the amount paid or payable by the Master Servicer or the Servicer as a result of losses, claims, damages or liabilities of the Master Servicer and the Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer or Servicer on the one hand and Cenlar on the other in connection with a breach of Cenlar’s obligations under this Section 5 or Cenlar’s negligence, bad faith or willful misconduct in connection therewith.

6. In addition to the events of default set forth in Section 8.01 of the Servicing Agreement, the failure by Cenlar to duly perform, within the required time period, its obligations under Sections 3, 4 or 5 which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Cenlar by any party to this Sub-Servicing Acknowledgment Agreement or by any master servicer responsible for master servicing the Securitized Loans pursuant to a securitization of such Securitized Loans, shall also be an event of default.

7. The remedies set forth in Section 8.01 of the Servicing Agreement shall be available to the Master Servicer and the Servicer with respect to an event of default by Cenlar pursuant to Section 6 hereof.

8. Except as amended herein, the terms and conditions and obligations of the Agreement shall remain in full force and effect.

9. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

10. This Amendment becomes effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

THORNBURG MORTGAGE HOME
LOANS, INC., as Seller

By: /s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Vice President

CENLAR FSB

By: /s/ David J. Miller, Jr.
Name: David J. Miller, Jr.
Title: Senior Vice President

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as
Master Servicer

By: /s/ Peter J. Masterman
Name: Peter J. Masterman
Title: Vice President

SECOND AMENDMENT TO SUBSERVICING ACKNOWLEDGMENT AGREEMENT

This Second Amendment to the Subservicing Acknowledgment Agreement dated as of March 1, 2002, as amended by that certain Amendment to Subservicing Acknowledgment Agreement dated as of December 1, 2002, between Cenlar FSB (“Subservicer”) and Thornburg Mortgage Home Loans, Inc., a Delaware corporation (“TMHL”) (the “Agreement”) is made as of the 1st day of January, 2006, by and between the Subservicer, TMHL, and Wells Fargo Bank, NA, as Master Servicer (“Master Servicer”).

PRELIMINARY STATEMENT

WHEREAS, TMHL, the Subservicer and the Master Servicer are parties to the Agreement, wherein the Subservicer has agreed to subservice the Securitized Loans;

WHEREAS, TMHL, the Subservicer and the Master Servicer desire to amend the Agreement to address the requirements of Regulation AB (as defined herein).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TMHL, the Subservicer and the Master Servicer agree as follows:

1. Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Agreement.

2. Definitions: The following terms are defined as follows:

Attestation Report: As defined in Section 3.5(a)(ii) and Exhibit II(1).

Commission: The United States Securities and Exchange Commission.

Compliance Statement: As defined in Section 3.4 and Exhibit II(1).

Depositor: With respect to any Securitization Transaction, the entity that purchases Securitized Loans from TMHL and sells the Securitized Loans to the issuer of mortgage-backed securities.

Distribution Report: The reports on Form 10-D required to be filed by asset-backed issuers with the Commission pursuant to the Exchange Act and the rules promulgated thereunder.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Master Servicer: Wells Fargo Bank, N.A. or any successor appointed by TMHL or any Trustee.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Sarbanes Certification: As defined in Section 3.5(a)(iii), the form of which is attached hereto as Exhibit II.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Securitized Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Securitized Loans.

Servicing Assessment: As defined in Section 3.5(a)(i) and Exhibit II(1).

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Subcontractor: Any vendor, subcontractor or other person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Securitized Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Securitized Loans under the direction or authority of Subservicer.

Subservicer Information: As defined in Section 3.7(a)(i).

3. Section 3. Regulation AB Requirements/Compliance.

Section 3.1. Intent of the Parties; Reasonableness. The purpose of this Section 3 is to facilitate compliance by TMHL, the Master Servicer and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither TMHL, the Master Servicer nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Subservicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by TMHL, the Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Therefore, the Subservicer agrees that (a) the obligations of the Subservicer hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the Subservicer’s obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the Subservicer shall comply with requests made by TMHL, the Master Servicer or any Depositor for delivery of additional or different information as TMHL, the Master Servicer or the Depositor may determine in good faith is necessary to comply with Regulation AB, and (d) no amendment of the Agreement shall be required to effect such changes in the Subservicer’s obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB. In connection with any Securitization Transaction, the Subservicer shall cooperate fully with TMHL to deliver to TMHL (including any of its assignees or designees), the Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of TMHL, the Master Servicer or any Depositor to permit TMHL, the Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Subservicer or the servicing of Securitized Loans reasonably believed by TMHL, the Master Servicer or any Depositor to be necessary in order to effect such compliance.

Section 3.2. Additional Representations and Warranties of Subservicer.

(a) The Subservicer represents to TMHL, the Master Servicer and to any Depositor, as of the date on which information is first provided to TMHL, the Master Servicer or any Depositor under Section 3.3 that, except as disclosed in writing to TMHL, the Master Servicer or such Depositor prior to such date: (i) the Subservicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Subservicer; (ii) the Subservicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Subservicer as servicer has been disclosed or reported by the Subservicer; (iv) no material changes to the Subservicer’s policies or procedures with respect to the servicing function it will perform under the Agreement for mortgage loans of a type similar to the Securitized Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Subservicer’s financial condition that could have a material adverse effect on the performance by the Subservicer of its servicing obligations under the Agreement; (vi) the Subservicer does not utilize any subservicers; (vii) the Subservicer does not utilize any Subcontractors except for those identified in writing to TMHL pursuant to Section 3.6; (viii) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Subservicer; and (ix) there are no affiliations, relationships or transactions relating to the Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

When used herein, the term “servicing” shall also mean “subservicing.”

(b) If so requested by TMHL, the Master Servicer or any Depositor on any date following the date on which information is first provided to TMHL, the Master Servicer or any Depositor under Section 3.3, the Subservicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section 3.2 or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 3.3. Information to be Provided by the Subservicer. In connection with any Securitization Transaction the Subservicer shall (i) within five Business Days following request by TMHL, [the Master Servicer] or any Depositor, provide to TMHL, the Master Servicer and such Depositor, in writing and in form and substance reasonably satisfactory to TMHL, [the Master Servicer] and such Depositor, the information and materials specified in paragraphs (a), (b) and (f) of this Section 3.3, and (ii) as promptly as practicable following notice to or discovery by the Subservicer, provide to TMHL, the Master Servicer and any Depositor (in writing and in form and substance reasonably satisfactory to TMHL, the Master Servicer and such Depositor) the information specified in paragraphs (d), (e) and (f) of this Section 3.3.

(a) If so requested by TMHL, the Master Servicer or any Depositor, the Subservicer shall provide such information regarding the Subservicer as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

(i) the Subservicer’s form of organization;

(ii) a description of how long Subservicer has been servicing residential mortgage loans; a general discussion of the Subservicer’s experience in servicing assets of any type as well as a more detailed discussion of the Subservicer’s experience in, and procedures for, the servicing function it performs under the Agreement; information regarding the size, composition and growth of the Subservicer’s portfolio of residential mortgage loans of a type similar to the Securitized Loans and information on factors related to the Subservicer that may be material, in the good faith judgment of TMHL, the Master Servicer or any Depositor, to any analysis of the servicing of the Securitized Loans or the related asset-backed securities, as applicable, including, without limitation:

(1) whether any prior securitizations of mortgage loans of a type similar to the Securitized Loans involving the Subservicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2) the extent of outsourcing the Subservicer utilizes;

(3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Subservicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4) whether the Subservicer has been terminated as servicer or subservicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5) such other information as TMHL, [the Master Servicer] or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(iii) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Subservicer’s policies or procedures with respect to the servicing function it will perform under the Agreement for mortgage loans of a type similar to the Securitized Loans;

(iv) information regarding the Subservicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Subservicer could have a material adverse effect on the performance by the Subservicer of its servicing obligations under the Agreement;

(v) information regarding advances made by the Subservicer on the Securitized Loans and the Subservicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Subservicer to the effect that the Subservicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(vi) a description of the Subservicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Securitized Loans;

(vii) a description of the Subservicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(viii) information as to how the Subservicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(b) If so requested by TMHL, the Master Servicer or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Subservicer shall (i) notify TMHL, the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Subservicer and any of the following parties

(1) the sponsor;
(2) the depositor;
(3) the issuing entity;
(4) any servicer and master servicer;
(5) any trustee;
(6) any originator;
(7) any significant obligor;
(8) any enhancement or support provider; and
(9) any other material transaction party.

(and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to TMHL, the Master Servicer and any Depositor a description of such proceedings, affiliations or relationships.

(c) As a condition to the succession to the Subservicer under the Agreement by any Person (i) into which the Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Subservicer, the Subservicer shall provide to TMHL, [the Master Servicer] and any Depositor at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to TMHL, the Master Servicer and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to TMHL, [the Master Servicer] and such Depositor, all information reasonably requested by TMHL, [the Master Servicer] or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(d) In addition to such information as the Subservicer is obligated to provide pursuant to other provisions of the Agreement, if so requested by TMHL, the Master Servicer or any Depositor, the Subservicer shall provide such information reasonably available to the Subservicer regarding the performance or servicing of the Securitized Loans as is reasonably required to facilitate preparation of Distribution Reports in accordance with Item 1121 of Regulation AB.

(e) The Subservicer shall provide to the Master Servicer prompt notice of the occurrence of any of the following: any event of default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of the Subservicer, the Subservicer’s engagement of any subcontractor or vendor to perform or assist in the performance of any of the Subservicer’s obligations under this Agreement, any material litigation involving the Subservicer, and any affiliation or other significant relationship between the Subservicer and other transaction parties.

(f) The Subservicer shall provide to the Master Servicer such additional information as the Master Servicer may reasonably request, including evidence of the authorization of the person signing any certification or statement, and of the fidelity bond and errors and omissions insurance policy required to be maintained by the Subservicer, financial information and reports, and such other information related to the Servicer or its performance hereunder.

(g) No later than ten days prior to the deadline for the filing of an Distribution Report on Form 10-D in respect of any Trust that includes any of the Securitized Loans serviced by the Subservicer, the Subservicer shall provide to the Master Servicer notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related Distribution Report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

Section 3.4. Servicer Compliance Statement. On or before March 1 of each calendar year, the Subservicer shall deliver to TMHL, the Master Servicer and any Depositor a statement of compliance (“Compliance Statement”) addressed to TMHL, the Master Servicer and such Depositor and signed by an authorized officer of the Subservicer, to the effect that (i) a review of the Subservicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Subservicer has fulfilled all of its obligations under the Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 3.5. Report of Assessment of Compliance and Attestation.

(a) On or before March 1 of each calendar year, commencing in 2007, the Subservicer shall:

(i) deliver to TMHL, the Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to TMHL, the Master Servicer and such Depositor) regarding the Subservicer’s assessment of compliance with the Servicing Criteria (“Servicing Assessment”) during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to TMHL, the Master Servicer and such Depositor and signed by an authorized officer of the Subservicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit I hereto delivered to TMHL and the Master Servicer concurrently with the execution of this Amendment;

(ii) deliver to TMHL, the Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to TMHL, the Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Subservicer and delivered pursuant to the preceding paragraph (“Attestation Report”). Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(iii) deliver to TMHL, the Master Servicer any Depositor and any other Person that will be responsible for signing the certification required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification (a “Sarbanes Certification”) in the form attached hereto as Exhibit II.

The Subservicer acknowledges that the parties identified in clause (a)(iii) above may rely on the certification provided by the Subservicer and each Subcontractor pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

Section 3.6. Subcontractors.

(a) The Subservicer shall not hire or otherwise utilize the services of any Subcontractor to fulfill any of the obligations of the Subservicer as servicer under the Agreement unless Subservicer complies with the provisions of paragraph (b) of this Section. Further, the Subservicer shall not utilize the services of any “Subservicer.”

(b) It shall not be necessary for the Subservicer to seek the consent of TMHL, the Master Servicer or any Depositor to the utilization of any Subcontractor. The Subservicer shall provide the name of each Subcontractor to TMHL prior to utilizing such Subcontractor. The Subservicer shall promptly upon request provide to TMHL, the Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to TMHL, the Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Subservicer shall cause any such Subcontractor used by the Subservicer for the benefit of TMHL, the Master Servicer and any Depositor to comply with the provisions of Sections 3.5 and 3.7 to the same extent as if such Subcontractor were the Subservicer. The Subservicer shall be responsible for obtaining from each Subcontractor and delivering to TMHL, the Master Servicer and any Depositor each Servicing Assessment, and Attestation Report and Sarbanes Certification required to be delivered by such Subcontractor under Section 3.5, in each case as and when required to be delivered.

Section 3.7. Indemnification; Remedies.

(a) The Subservicer shall indemnify TMHL, each affiliate of TMHL and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each an “Indemnified Party”), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ letter or other material provided under this Section 3 by or on behalf of the Subservicer, or provided under this Article X by or on behalf of any Subcontractor (the “Subservicer Information”), or (B) the omission or alleged omission to state in the Subservicer Information a material fact required to be stated in the Subservicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Subservicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Subservicer Information or any portion thereof is presented together with or separately from such other information;

(ii) any failure by the Subservicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 3, including any failure by the Subservicer to identify pursuant to Section 3.6(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB; or

(iii) any breach by the Subservicer of a representation or warranty set forth in Section 3.2(a) or in a writing furnished pursuant to Section 3.2(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Subservicer of a representation or warranty in a writing furnished pursuant to Section 3.2(b) to the extent made as of a date subsequent to such closing date.

In the case of any failure of performance described in clause (a)(ii) of this Section 3.7, the Subservicer shall promptly reimburse TMHL, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by Subservicer or any Subcontractor.

(b) The Subservicer shall indemnify and hold harmless the Master Servicer and each of its directors, officers, employees, agents and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any breach by the Subservicer of any of its obligations hereunder, including particularly its obligations to provide any Servicing Assessment, Attestation Report, Compliance Statement or any information, data or materials required to be included in any Exchange Act report, (ii) any misstatement or omission in any information, data or materials provided by the Subservicer hereunder, or (iii) the negligence, bad faith or willful misconduct of the Subservicer in connection with its performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Subservicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of any claims, losses, damages or liabilities incurred by the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Subservicer on the other. This indemnification shall survive the termination of the Agreement or the termination of any party to the Agreement.

(c) (i) Any failure by the Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 3, or any breach by the Subservicer of a representation or warranty set forth in Section 3.2(a) or in a writing furnished pursuant to Section 3.2(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Subservicer of a representation or warranty in a writing furnished pursuant to Section 3.2(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Subservicer under the Agreement, and shall entitle TMHL, the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Subservicer as subservicer under the Agreement without payment (notwithstanding anything in the Agreement to the contrary) (and, if the Subservicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction) of any compensation to the Subservicer; provided that to the extent that any provision of the Agreement expressly provides for the survival of certain rights or obligations following termination of the Subservicer as subservicer, such provision shall be given effect.

(ii) Any failure by the Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 3.4 or 3.5, including any failure by the Subservicer to identify pursuant to Section 3.6(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Subservicer under the Agreement, and shall entitle TMHL, the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Subservicer as subservicer under the Agreement without payment (notwithstanding anything in the Agreement to the contrary) of any compensation to the Subservicer; provided that to the extent that any provision of the Agreement expressly provides for the survival of certain rights or obligations following termination of the Subservicer as subservicer, such provision shall be given effect.

(iii) The Subservicer shall promptly reimburse TMHL (or any designee of TMHL, the Master Servicer and any Depositor, as applicable, for all reasonable expenses incurred by TMHL (or such designee), the Master Servicer or such Depositor, as such are incurred, in connection with the termination of the Subservicer as subservicer and the transfer of servicing of the Securitized Loans to a successor subservicer. The provisions of this paragraph shall not limit whatever rights TMHL, the Master Servicer or any Depositor may have under other provisions of the Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(d) The Subservicer shall indemnify and hold harmless TMHL, the respective present and former directors, officers, employees and agents of TMHL, each affiliate of TMHL, and each person, if any, who controls TMHL (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain as and when such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses are incurred, insofar as such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the information provided by the Subservicer and included in any offering materials relating to a Securitization Transaction, including without limitation, the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (the “Securitization Materials”) or the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This indemnification shall survive the termination of the Agreement or the termination of the Agreement.

Section 3.8. Event of Default. The following shall be an event of default under the Agreement:

Any failure by the Subservicer to duly perform, within the required time period, its obligations to provide any Assessment of Compliance, Attestation Report, Compliance Statement, Sarbanes Certification, or any other information, data or materials required to be provided hereunder, including any items required to be included in any 1934 Act report, which failure continues unremedied for a period of ten days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer by any party to this Agreement or the Trustee.

Section 3.9. For purposes of the Agreement, including but not limited to Section 3.5, related to the requirements of delivery of Servicing Assessments, Attestation Reports, Compliance Statements, Sarbanes Certifications, and additional monthly reporting requirements, the Master Servicer shall be considered a third-party beneficiary of the Agreement, entitled to all the rights and benefits thereof as if it were a direct party to the Agreement.

4. Exhibit I is added to the Agreement and incorporated herein.

5. Exhibit II is added to the Agreement and incorporated herein.

6. This Amendment supercedes the provisions of the Amendment to the Subservicing Acknowledgment Agreement dated December 1, 2002, with respect to Securitized Loans that are included in a Securitization Transaction that closed or will close on or after January 1, 2006. Except as amended by this Amendment, the terms, conditions and obligations of the Agreement shall remain in full force and effect.

7. The remedies set forth in Section 8.01 of the Servicing Agreement shall be available to the Master Servicer and the Servicer with respect to an event of default by Cenlar pursuant to Section 3 hereof.

8. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

9. This Amendment becomes effective as of the date first written above.

IN WITNESS WHEREOF, each party has caused this Amendment to be signed in its corporate name on behalf of its proper officials duly authorized as of the day , month and year first above written.

Owner/Servicer:

ATTEST:		THORNBURG MORTGAGE
HOME LOANS, INC.

By: /s/ Nathan Fellers		By: /s/ Deborah J. Burns
Name: Nathan Fellers		Name: Deborah J. Burns
Title: SVP		Title: Senior Vice President

	Address:	150 Washington Street, Suite 302
Santa Fe, New Mexico 87501

Subservicer:

ATTEST:		CENLAR FSB

By: ______________________________		By: /s/ Gregory S. Tornquist
Name:		Name: Gregory S. Tornquist
Title:		Title: EVP & CFO

	Address:	425 Phillips Boulevard
Ewing, NJ 08618

Master Servicer:

ATTEST:		WELLS FARGO BANK, N.A.

By: ______________________________		By: /s/ Amy Doyle
Name:		Name: Amy Doyle
Title:		Title: Vice President

Address: 9062 Old Annapolis Road Columbia, Maryland 21045

EXHIBIT I

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Subservicer, and any applicable Subcontractor, shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”. We have identified by name, any Subcontractor that performs any of the servicing functions listed below:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up Subservicer for the Securitized Loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on Securitized Loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Securitized Loans serviced by Subservicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to Subservicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on Securitized Loans is maintained as required by the transaction agreements or related Mortgage documents.	X
1122(d)(4)(ii)	Mortgage and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on Securitized Loans, including any payoffs, made in accordance with the related Mortgage documents are posted to Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related Mortgage documents.
X
1122(d)(4)(v)	Subservicer’s records regarding the Securitized Loans agree with Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's Securitized Loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a Mortgage is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent Securitized Loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for Securitized Loans with variable rates are computed based on the related Mortgage documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s Mortgage documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Mortgage documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Securitized Loans, or such other number of days specified in the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by Subservicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

CENLAR FSB

By: ________________________________
Name:
Title:
Date: _______________

EXHIBIT II

FORM OF ANNUAL CERTIFICATION

Re:	Subservicing Acknowledgment Agreement

I, ________________________________, the _______________________ of Cenlar FSB, certify to [the Depositor], TMHL and Wells Fargo Bank, N.A. (the “Master Servicer”), and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Subservicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Subservicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans by the Subservicer during 200[ ] that were delivered by the Subservicer to the Master Servicer pursuant to the Agreement (collectively, the “Subservicer Servicing Information”);

(2) Based on my knowledge, the Subservicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Subservicer Servicing Information;

(3) Based on my knowledge, all of the Subservicer Servicing Information required to be provided by the Subservicer under the Agreement has been provided to the Master Servicer;

(4) I am responsible for reviewing the activities performed by the Subservicer as subservicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Subservicer has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Subservicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Subservicer and by each Subcontractor (as defined in the Agreement) pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By: ________________________________
Name:
Title:

Date: __________________

THIRD AMENDMENT TO SUBSERVICING ACKNOWLEDGMENT AGREEMENT

This Third Amendment to the Subservicing Acknowledgment Agreement dated as of March 1, 2002, as amended by that certain Amendment to Subservicing Acknowledgment Agreement dated as of December 1, 2002, and by that certain Second Amendment to Subservicing Acknowledgment Agreement dated as of January 1, 2006 (the “Second Amendment”) between Cenlar FSB (“Subservicer”) and Thornburg Mortgage Home Loans, Inc., a Delaware corporation (“TMHL”) (the “Agreement”) is made as of the 1st day of August 2007, by and between the Subservicer, TMHL, and Wells Fargo Bank, NA, as Master Servicer (“Master Servicer”).

PRELIMINARY STATEMENT

WHEREAS, TMHL, the Subservicer and the Master Servicer are parties to the Agreement, wherein the Subservicer has agreed to subservice the Securitized Loans;

WHEREAS, TMHL, the Subservicer and the Master Servicer desire to amend the Agreement to amend Exhibit I, Servicing Criteria to be Addressed in Assessment of Compliance.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TMHL, the Subservicer and the Master Servicer agree as follows:

1. Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Agreement.

2. Exhibit I, Servicing Criteria to be Addressed in Assessment of Compliance, set forth in the Second Amendment, is hereby replaced by Exhibit I, Servicing Criteria to be Addressed in Assessment of Compliance, attached hereto and incorporated herein by this reference.

3. Except as amended by this Amendment, the terms, conditions and obligations of the Agreement shall remain in full force and effect.

4. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

5. This Amendment becomes effective as of the date first written above.

IN WITNESS WHEREOF, each party has caused this Amendment to be signed in its corporate name on behalf of its proper officials duly authorized as of the day, month and year first above written.

Owner/Servicer:

ATTEST:		THORNBURG MORTGAGE
HOME LOANS, INC.

By: /s/ Nathan Fellers		By: /s/ Deborah J. Burns
Name: Nathan Fellers		Name: Deborah J. Burns
Title: Executive Vice President		Title: Senior Vice President

	Address:	150 Washington Street, Suite 302
Santa Fe, New Mexico 87501

Subservicer:

ATTEST:		CENLAR FSB

By: /s/ Joan Heras		By: /s/ Gregory S. Tornquist
Name: Joan Heras		Name: Gregory S. Tornquist
Title: Assistant Secretary		Title: President

	Address:	425 Phillips Boulevard
Ewing, NJ 08618

Master Servicer:

ATTEST:		WELLS FARGO BANK, N.A.

By: /s/ Stacey M. Taylor		By: /s/ Carla S. Walker
Name: Stacey M. Taylor		Name: Carla S. Walker
Title: Vice President		Title: Vice President

Address: 9062 Old Annapolis Road Columbia, MD 21045

EXHIBIT I

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Subservicer, and any applicable Subcontractor, shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”. We have identified by name, any Subcontractor that performs any of the servicing functions listed below:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up Subservicer for the Securitized Loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on Securitized Loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Securitized Loans serviced by Subservicer.
X [for A, B and D only]
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to Subservicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on Securitized Loans is maintained as required by the transaction agreements or related Mortgage documents.	X
1122(d)(4)(ii)	Mortgage and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on Securitized Loans, including any payoffs, made in accordance with the related Mortgage documents are posted to Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related Mortgage documents.
X
1122(d)(4)(v)	Subservicer’s records regarding the Securitized Loans agree with Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's Securitized Loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a Mortgage is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent Securitized Loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for Securitized Loans with variable rates are computed based on the related Mortgage documents.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s Mortgage documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Mortgage documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Securitized Loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by Subservicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

CENLAR FSB

By: ________________________________
Name:
Title:
Date: _______________

FOURTH AMENDMENT TO SUBSERVICING ACKNOWLEDGMENT AGREEMENT

This Fourth Amendment to the Subservicing Acknowledgment Agreement dated as of March 1, 2002, as amended by that certain Amendment to Subservicing Acknowledgment Agreement dated as of December 1, 2002, by that certain Second Amendment to Subservicing Acknowledgment Agreement dated as of January 1, 2006 (the “Second Amendment”), and by that certain Third Amendment to Subservicing Acknowledgment Agreement dated as of August 1, 2007, between Cenlar FSB (“Subservicer”) and Thornburg Mortgage Home Loans, Inc., a Delaware corporation (“TMHL”) (the “Agreement”) is made as of the 1st day of October 2007, by and between the Subservicer, TMHL, and Wells Fargo Bank, NA, as Master Servicer (“Master Servicer”).

PRELIMINARY STATEMENT

WHEREAS, TMHL, the Subservicer and the Master Servicer are parties to the Agreement, wherein the Subservicer has agreed to subservice the Securitized Loans;

WHEREAS, TMHL, the Subservicer and the Master Servicer desire to amend the Agreement to amend Subservicer’s obligations with respect to Section 3.01 and 4.02 of the Servicing Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TMHL, the Subservicer and the Master Servicer agree as follows:

1. Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Agreement.

2. Section 3.01(c) of the Servicing Agreement is modified to provide as follows:

Notwithstanding anything to the contrary herein, if a Securitized Loan is in default or such default is, in the judgment of the Subservicer, reasonably foreseeable (within the meaning of the REMIC provisions of the Code), the Subservicer may not permit any modification of a Securitized Loan that would extend the maturity date of such Securitized Loan past the final scheduled distribution date of the related certificate.

3. In addition to the statements delivered to the Master Servicer as set forth in Section 4.02 of the Servicing Agreement, with respect to any Securitized Loan modified in accordance with Section 2 hereof, the Subservicer shall provide to the Master Servicer the information set forth on Exhibit A attached hereto and made a part thereof and deliver copies of the executed loan modifications.

4. With respect to each subject Trust, as long as the rated securities issued with respect thereto are outstanding the provisions, of the Servicing Agreement and the Agreement, with respect to Securitized Loan modifications, shall not be amended or modified unless written notice of such amendment or modification is provided to each Rating Agency.

5. Except as amended by this Amendment, the terms, conditions and obligations of the Agreement shall remain in full force and effect.

6. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

7. This Amendment becomes effective as of the date first written above.

IN WITNESS WHEREOF, each party has caused this Amendment to be signed in its corporate name on behalf of its proper officials duly authorized as of the day, month and year first above written.

Owner/Servicer:

ATTEST:		THORNBURG MORTGAGE
HOME LOANS, INC.

By: /s/ Nathan Fellers		By: /s/ Deborah J. Burns
Name: Nathan Fellers		Name: Deborah J. Burns
Title: Executive Vice President		Title: Senior Vice President

	Address:	150 Washington Street, Suite 302
Santa Fe, New Mexico 87501

Subservicer:

ATTEST:		CENLAR FSB

By: /s/ Joan Heras		By: /s/ Gregory S. Tornquist
Name: Joan Heras		Name: Gregory S. Tornquist
Title: Assistant Secretary		Title: President

	Address:	425 Phillips Boulevard
Ewing, NJ 08618

Master Servicer:

ATTEST:		WELLS FARGO BANK, N.A.

By: /s/ Stacey M. Taylor		By: /s/ Carla S. Walker
Name: Stacey M. Taylor		Name: Carla S. Walker
Title: Vice President		Title: Vice President

Address: 9062 Old Annapolis Road Columbia, MD 21045

EXHIBIT A
MODIFIED LOAN REPORTING REQUIREMENTS

With respect to modified Securitized Loans the remittance reports shall include, in a form mutually acceptable to the Subservicer and the Master Servicer, the following information for the loan modifications completed during that monthly reporting period:

1.	The number of loan modifications;

2.	The date of each loan modification, and

3.	The amount of principal and interest forgiveness with respect to each loan modification.

TRANSFER NOTICE

October 26, 2007

Thornburg Mortgage Home Loans, Inc., as Servicer
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Cenlar FSB, as Sub-Servicer
P.O. Box 77400
425 Phillips Boulevard
Ewing, New Jersey 08628

You are hereby notified that as of October 30, 2007 (the “Effective Date”), the Securitized Loans listed on the attached schedule (the “Securitized Loans”) have been transferred to Thornburg Mortgage Securities Trust 2007-5 (the “Trust”). You agree to service such Securitized Loans as Securitized Loans under that certain Servicing Agreement dated as of March 1, 2002 (the “Servicing Agreement”), as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002 and the Second Amendment to Servicing Agreement dated as of January 1, 2006, by and among Thornburg Mortgage Home Loans, Inc. (“TMHL”), as servicer (the “Servicer”), TMHL, as seller (the “Seller”) and Wells Fargo Bank, N. A., as master servicer (the “Master Servicer”), and that certain Sub-Servicing Acknowledgment Agreement dated as of March 1, 2002, as amended by the Amendment to Sub-Servicing Acknowledgment Agreement dated as of December 1, 2002, by the Second Amendment to Sub-Servicing Acknowledgment Agreement, dated as of January 1, 2006, by the Third Amendment to Sub-Servicing Acknowledgment Agreement, dated as of August 1, 2007, and by the Fourth Amendment to Sub-Servicing Agreement dated as of October 1, 2007, therewith (the “Sub-Servicing Agreement”), by and among the Servicer, Cenlar FSB (the “Sub-Servicer”) and the Master Servicer. In addition, you shall recognize the Trust or the Master Servicer or LaSalle Bank National Association (the “Trustee”), acting as agents for the Trust, as having the same rights as TMHL as Seller under the Servicing Agreement with respect to such transferred Securitized Loans. The address for notice for the Trustee for these Securitized Loans is LaSalle Bank National Association, 1842 Barranca Parkway, Irvine, CA, 92606, Attn: Thornburg 2007-5, Fax (949) 705-6001.

THORNBURG MORTGAGE HOME LOANS, INC.
As Seller

By:     /s/ Deborah J. Burns
Deborah J. Burns, Senior Vice President

Acknowledged by:

THORNBURG MORTGAGE HOME LOANS, INC., as Servicer
By:     /s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Senior Vice President

CENLAR FSB, as Sub-Servicer
By:     /s/ Kathleen D’Amore
Name: Kathleen D’Amore
Title: Vice President